UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 25, 2022

REGENEREX PHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53230	32-0535345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5348 Vegas Drive #177

Las Vegas, NV 89108

(Address of principal executive offices)

(702) 273-3172

Registrant’s telephone number, including area code

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[  ]

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

It should be noted that with the change of management and control of the company in November 2021, the intent of management was that all members of the Board of Directors would be residents of United States.

Resignation of Certain Directors and Officers.

Effective August 25, 2022, Irene Getty tendered her letter of resignation to the Company resigning from her positions as Chief Financial Officer,

Effective August 25, 2022, Bruce Sellars tendered his letter of resignation to the Company resigning from his position as a member of the Board of Directors.

Effective August 25, 2022, Byron Striloff tendered his letter of resignation to the Company resigning from his position as an Officer of the Company.

Election of Directors

Effective August 25, 2022, Dr Lee Ori has been elected/appointed to the Board of Directors of the Company.  Dr. Lee Ori is presently serving as Chief Operating Officer.

Dr. Lee Ori, Chief Operating Officer

Dr. Lee Ori graduated from Auburn University Harrison School of Pharmacy (AUHSOP) magna cum laude with his doctorate in pharmacy. He worked for Eli Lilly and Company as a clinical liaison to physicians. Lee presently holds pharmacist license(s) in 10 states and has held numerous executive positions based on his extensive compounding background. These include serving as Director or Pharmaceutical Operations for Optimal Health Labs, LLC, and Chief Medical Officer for Ready Scrip, LLC.

Appointment of Certain Officers.

Effective August 25, 2022, Deborah L. Pilant has been appointed to serve as Chief Financial Officer of the Company.  She will continue to serve as Secretary/Treasurer and Director of the Company.

Deborah Pilant has her Masters Degree in Education, and Eds Instructional Leadership.  She is Founder and CEO of a regional construction company with over 20 years of management and accounting experience.  Ms. Pilant experience includes ten years as Vice-President of sales and marketing with a National book manufacturer as well as twenty years in education and supervision with the Tennessee Board of Education.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Regenerex Pharma, Inc. By: /s/ Deborah L. Pilant Deborah L. Pilant, CFO Date: August 25, 2022